UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2014 (January 28, 2014)

CONTANGO OIL & GAS COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16317 (Commission File Number)	95-4079863 (I.R.S. Employer Identification No.)

717 Texas Ave., Suite 2900 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code:  (713) 236-7400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05	Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of Code of Ethics.

On January 28, 2014, the Board of Directors of the Contango Oil & Gas Company (the “Company”) adopted a new Code of Business Conduct and Ethics (the “Code”) for the Company as part of its normal periodic review of Company policies.  The Code applies to all of the Company’s directors, officers and employees and supersedes the Company’s prior Code of Ethics (the “Prior Code”).  The Code updates the Prior Code to enhance readability, to provide additional detail regarding the Company’s expectations regarding the conduct of its employees, officers and directors and to make the Code more similar to the code utilized by Crimson Exploration Inc. (“Crimson”) prior to its 2013 merger with the Company as a majority of the Company’s employees were formerly employed by Crimson.

The description of amendments to the Code contained in the report is qualified in its entirety by reference to the full text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.  The full text of the Code is also available in the Corporate Governance section of the Company’s website at www.contango.com.

ITEM 9.01             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
14.1	Code of Business Conduct and Ethics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

CONTANGO OIL AND GAS COMPANY

Date: January 30, 2014	By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
14.1	Code of Business Conduct and Ethics.

EXHIBIT 14.1

CODE OF BUSINESS CONDUCT AND ETHICS

Table of Contents

Forward ii

Introduction 1

Compliance with Laws 3

Conflicts of Interest 4

Gifts and Entertainment 8

Fair Dealing 10

Securities Laws and Insider Trading 10

Responding to Inquiries from the Media and Others 11

Political Activity 12

Safeguarding Corporate Assets 12

Equal Employment Opportunity and Anti-Harassment 13

Health, Safety and the Environment 13

Accuracy of Company Records 14

Record Retention 15

Administration of the Code 15

Asking for Help and Reporting Concerns 17

Note:  This Code and related policies are current as of 01/01/2014.  In adopting and publishing these guidelines, you should note that (1) in some respects our policies may exceed minimum legal requirements or industry practice, and (2) nothing contained in this Code should be construed as a binding definition or interpretation of a legal requirement or industry practice.

To obtain additional copies of this Code, you may contact E. Joseph Grady, Senior Vice President and Chief Financial Officer, or access it from www.contango.com.

i

Forward

To all employees, officers and directors:

Contango oil & Gas Company (“the Company”) is founded on our commitment to the highest ethical principles and standards. Compliance with the law is fundamental to the Company's business, which is subject to extensive governmental regulation and oversight.  The legal requirements include, without limitation, securities regulations as promulgated by the Securities and Exchange Commission and the New York Stock Exchange (NYSE). Put simple, we value honesty and integrity above all else.  Upholding these commitments is essential to our continued success.

The law and the ethical principles and standards that comprise this Code of Business Conduct and Ethics ("the Code") guides our actions.  The Code is, of course, broadly stated and does not represent an employment contract.  This Code is a set of guidelines not intended to be a complete listing of detailed instructions for every conceivable situation.  Instead, the Code is intended to help you develop a working knowledge of some laws and regulations that affect your job, particularly in the business conduct and ethics area.

Adhering to this Code is essential.  I have personally taken the time to study it carefully and I encourage you to do the same.  I have also signed a statement confirming that I have read this Code carefully and understand the expectations outlined, and I expect you to do the same by signing the confirmation form that appears on the final page.

Ultimately, our most valuable asset is our reputation. Complying with the principles and standards contained in this Code is the starting point for protecting and enhancing that reputation.  Thank you for your commitment!

                                                               /s/ Allan D. Keel
                                                               Allan D. Keel, President and CEO

ii

Introduction

All of our employees, officers and directors must read and use this Code to ensure that each business decision follows our commitment to the highest ethical standards and the law.  Adherence to this Code and to our other official policies is essential to maintaining and furthering our reputation for fair and ethical practices among our customers, shareholders, employees and communities.  These policies are universal to all who work and represent the Company; thus, all such persons are subject to these policies, regardless of whether their particular title(s) or relationship(s) with the Company (e.g., “employees,” "officers," and "directors") are listed in each instance or sentence below. In short, these rules apply to all.

It is the responsibility of every one of us to comply with all applicable laws and regulations and all provisions of this Code and the related policies and procedures.  Each of us must report any violations of the law or this Code to the Company's Compliance Officer, Mr. E. Joseph Grady (who is also the Chief Financial Officer) or to the Human Resources ("HR") Manager or others, as each policy may require.  Failure to report any known violations and failure to follow the provisions of this Code may subject you to discipline, up to and including termination, and may have other serious legal consequences, both civilly and/or criminally.

This Code summarizes certain laws and the ethical policies that apply to all of our employees, officers and directors.  Several provisions in this Code refer to more detailed policies that either (1) concern more complex company policies or legal provisions or (2) apply to select groups of individuals within the Company.  If these detailed policies are applicable to you, it is important that you read, understand, and be able to comply with them.  If you have questions as to whether any detailed policies apply to you, contact the HR Manager, or the Company’s Compliance Officer.  These policies are supplemental to, and should be read in conjunction with all other company policies.

Situations that involve ethics, values and violations of certain laws are often very complex.  No single code of conduct can cover every business situation that you will encounter.  Consequently, we have implemented the compliance procedures outlined in the sections of this Code entitled “Administration of the Code” and “Asking for Help and Reporting Concerns.”  The thrust of our procedures is when in doubt, ask.  No action should ever be taken which jeopardizes the Company and its ethical and legal requirements.  If you do not understand a provision of this Code, are confused as to what actions you should take in a given situation, or wish to report a violation of the law or this Code, you should follow the applicable instructions for each compliance procedure.  Those procedures will generally direct you to talk to your immediate supervisor, the Company’s HR Manager, the Company's General Counsel, or its Compliance Officer, or you may contact the Contango Oil & Gas Whistleblower Helpline at 877-869-7210. Most situations can be resolved if you discuss them in an open and honest manner, with the appropriate person, as specified by Company policy, and you are expected to make every effort to do so as an initial first step.

After reading this Code, you should:

•	Have a thorough knowledge of the Code’s terms and provisions.

•	Be able to recognize situations that present legal or ethical dilemmas.

•	Be able to deal effectively with questionable situations in conformity with this Code.

In order to be able to accomplish these goals, we recommend that you take the following steps:

•	Read the entire Code thoroughly.

•	If there are references to more detailed policies that are not contained in this Code, obtain and read those policies if they apply to you.

•	Think about how the provisions of this Code apply to your job, and consider how you might handle situations to avoid illegal, improper, or unethical actions.

•	If you have questions, ask your immediate supervisor, the HR Manager or the Company’s Compliance Officer.

When you are faced with a situation and you are not clear as to what action you should take, ask yourself the following questions:

•	Is the action legal?

•	Does the action comply with this Code?

•	How will your decision affect others, including our customers, shareholders, employees and the community?

•	How will your decision look to others? If your action is legal but can result in the appearance of wrongdoing, consider taking alternative steps.

•	How would you feel if your decision were made public? Could the decision be honestly explained and defended?

•	Have you contacted your immediate supervisor or the Company’s Compliance Officer regarding the action?

If you have questions about any planned action, you should first carefully consider your action, before you undertake any steps.  In short, when in doubt, ask.

Please note that this Code is not an employment contract and does not modify the employment relationship between us and you.  With the exception of the mandatory and binding arbitration agreement between you and the Company, no contractual or legal rights or guarantees are created by issuing these policies.  Your employment is at all times "at will."  The Company reserves the unilateral right to amend, alter and terminate policies at any time and for any reason, with the exception of the binding arbitration agreement.

Compliance with Laws

First and foremost, our policy is to behave in an ethical manner and comply with all laws, rules and government regulations that apply to our business.  Although we address several important legal topics in this Code, we cannot anticipate every possible situation or cover every topic in detail.  It is your responsibility to know and follow the law and conduct yourself in an ethical manner.  It is also your responsibility to report any violations of the law or this Code.  You may report such violations by following the compliance procedures contained in the section of the Code entitled “Asking for Help and Reporting Concerns.” The Company forbids retaliation against any person reporting a suspected violation or raising a question about an event or planned action, as long as such report or question is made in good faith in consideration of the policies in this Code.

Antitrust Laws

Antitrust laws are designed to ensure a fair and competitive marketplace by prohibiting various types of anticompetitive behavior.  Some of the most serious antitrust offenses occur between competitors, such as agreements to fix prices or to divide customers, territories or markets.  Accordingly, it is important to avoid discussions with our competitors regarding pricing, terms and conditions, costs, marketing plans, customers and any other proprietary or confidential information.  Foreign countries often have their own body of antitrust laws, so our international operations may also be subject to antitrust laws of other foreign countries.

A violation of antitrust law may occur even if an alleged unlawful agreement is not in writing.  "Unlawful agreements" can be based on informal discussions or the mere exchange of information with a competitor.  If you believe that a conversation with a competitor enters an inappropriate area, end the conversation at once.  With these concerns in mind, the Company permits membership in trade associations but only if approved in advance by our Chief Executive Officer or the Company’s Compliance Officer.

Whenever any question arises as to application of antitrust laws, you should consult the Company’s General Counsel, and any agreements with possible antitrust implications should be made only with the prior approval of the Company’s General Counsel.

Anticorruption Laws

Conducting business with governments is not the same as conducting business with private parties.  What may be considered an acceptable practice in the private business sector may be improper or illegal when dealing with government officials.  Improper or illegal payments to government officials are prohibited.  “Government officials” includes employees of any government anywhere in the world, even low-ranking employees or employees of government-controlled entities, as well as political parties and candidates for political office. The term “government-controlled entity” is broadly interpreted; if you have any question about whether an entity is “government controlled” or if a person is a “government official,” you should consult with the Company’s Compliance Officer or our legal counsel.  Further, if you deal with such persons or entities, you should consult with our Company’s Compliance Officer or our legal counsel to be sure that you understand these laws before providing anything of value to a government official.

If you are involved in transactions with foreign government officials, you must comply not only with the laws of the country with which you are involved but also with the U.S. Foreign Corrupt Practices Act.  This act makes it illegal to pay, or promise to pay money or anything of value to any non-U.S. government official for the purpose of directly or indirectly obtaining or retaining business. This ban on illegal payments and bribes also applies to agents or intermediaries who use funds for purposes prohibited by the statute.

In some countries it is permissible to pay government employees for performing certain required duties.  These facilitating payments, as they are known, are small sums paid to facilitate or expedite routine, non-discretionary government actions, such as obtaining phone service or an ordinary license.  In contrast, a bribe, which is never permissible, is the giving of, or offering to give, anything of value to a government official to influence a discretionary decision.  Understanding the difference between a bribe and a facilitating payment is very important.  You must have approval from our Company’s Compliance Officer before making any payment or gift to a foreign government official.

Import-Export Laws and Anti-Boycott Laws

Our Company is committed to complying fully with all applicable U.S. laws governing imports, exports and the conduct of business with non-U.S. entities.  These laws contain limitations on the types of products that may be imported into the United States and the manner of importation.  They also prohibit exports to, and most other transactions with, certain countries as well as cooperation with or participation in foreign boycotts of countries that are not boycotted by the United States.

This discussion is not comprehensive and you are expected to familiarize yourself with all laws and regulations relevant to your position with us, as well as all our related written policies on these laws and regulations.  To this end, the Company’s Compliance Officer and its General Counsel are available to answer your calls and questions.  If you have any questions concerning any possible reporting or compliance obligations, or with respect to your own duties under the law, you should not hesitate to call and seek guidance from either our Compliance Officer or our General Counsel.

Conflicts of Interest

As an employee, officer or director of the Company, you owe certain duties to the Company, such as a duty of loyalty and a fiduciary duty, in some instances (e.g., when maintaining company confidences). These are unilateral duties, owed by you to the Company, but not vice versa.  In general, this means that in all your actions you need to be mindful of Company interests, Company confidences, and Company standards and policies.  If you take actions that are counter to these objectives, you may violate the duties you owe the Company and you may be subject to discipline, up to and including termination.

For example, a "conflict of interest" may be a violation of these duties, in particular the duty of loyalty. A conflict of interest may arise if you are performing your duties and exercising judgment on behalf of a Company when you are influenced or impaired, or have the appearance of influence or impairment, due to any activity, interest or relationship that arises outside of work.  Put more simply, when our loyalty to the Company is affected by actual or potential benefit or influence from an outside source, a conflict of interest exists.  Employees are expected to be aware of any potential influences that impact or appear to impact loyalty to the Company.  In general, you should avoid situations where your personal interests conflict, or appear to conflict, with those of our Company.

Any time you believe a conflict of interest may exist, you must disclose the potential conflict of interest to the Company’s Compliance Officer.  Any activity that is approved, despite the actual or apparent conflict, must be documented.  A potential conflict of interest that involves an executive officer (SVP and above) must be approved by our Board of Directors or its designated committee.  A potential conflict of interest involving an officer with the title of Vice President and below must be approved by our Chief Executive Officer.

It is not possible to describe every conflict of interest, but some situations that could cause a conflict of interest include, without limitation:

•	Doing business with family members

•	Personally profiting in any way as a result of Company business and operations (not including expected, normal compensation and benefits from employment)

•	Having a financial interest in another company with whom we do business

•	Taking a second job

•	Managing your own business venture

•	Serving as a director of another business

•	Being a leader in some organizations

•	Diverting a business opportunity from our Company to another company

Doing Business with Family Members

A conflict of interest may arise if family members work for a supplier, customer or other third party with whom the Company does business.  It also may be a conflict if a family member has a significant financial interest in a supplier, customer or other third party with whom we do business.  A “significant financial interest” is defined below.  Before doing business on the Company's behalf with an organization in which a family member works or has a significant financial interest, an employee must disclose the situation to his or her immediate supervisor or the Company’s Compliance Officer and discuss it with them, and document the approval if granted.  If the only interest you have in a customer or supplier is because a family member works there, then you do not need to disclose the relationship or obtain prior approval unless you deal with the customer or supplier directly.

For the purposes of this Code, “family members” include your:

•	Spouse/Life Partner/Live-in friend or roommate/Close dating partner
•	Siblings
•	Parents/Grandparents
•	Aunts/Uncles
•	First Cousins
•	Children/Grandchildren
•	Any corresponding in-law or step relationship

Employing family members or close friends who report directly to you may also be a conflict of interest.  Although our Company encourages its employees to refer candidates for job openings, employees who may influence a hiring decision must avoid giving an unfair advantage to anyone with whom they have a personal relationship, such as with a family member.  In particular, supervisors should not hire family members or attempt to influence any decisions about the employment or advancement of people related to or otherwise close to them (such as family members), unless they have disclosed the relationship to their immediate supervisor, the HR Manager, and the Company’s Compliance Officer. In addition, the Company’s Compliance Officer must approve any hiring or advancement decisions.

Finally, in all cases, employees may never act as a direct-line supervisor of a family member hired by the Company, and one family member’s work responsibilities, schedule, salary, or career progress cannot be influenced by the other related person/employee.  Employment of family members will not be permitted if the Company determines that there will be any conflicts or perceived conflicts in supervision, security, safety or morale. Further, should the Company determine in its sole discretion that a conflict or perceived conflict exists; it may take disciplinary action against all persons involved, up to and including termination.  All such relationships must be disclosed to the Company's Compliance Officer.

Ownership in Other Business Ventures

In some instances, our personal investments can cause a conflict of interest.  In general, you should not own, directly or indirectly, a significant financial interest in any company that does business with the Company or seeks to do business with us.  You also should not own a significant financial interest in any of our competitors.

Two tests determine if a “significant financial interest” exists:

•	You or a family member owns more than 1% of the outstanding stock of a business or you or a family member has or shares discretionary authority with respect to the decisions made by that business, or

•	The investment represents more than 5% of your total assets or of your family member’s total assets.

If you or a family member has a significant financial interest in a company with whom we do business or propose to do business, that interest must be approved by the Company’s Compliance Officer prior to the transaction.

Notwithstanding the foregoing, non-employee directors of our Company and their family members may have significant financial interests in or be affiliates of suppliers, customers, competitors and third parties with whom we do business or propose to do business.  However, a director must:

•	disclose any such relationship promptly after the director becomes aware of it,

•
remove himself or herself from any Board activity that directly impacts the relationship between the Company and any such company with respect to which the director has a significant financial interest or is an affiliate, and

•	obtain prior approval of the Board of Directors or its designated committee for any transaction of which the director is aware between the Company and any such company.

Outside Employment and Other Outside Activities

Sometimes our employees desire to take additional part-time jobs or do other work after hours, such as consulting or other fee-earning services. This kind of work does not in and of itself violate this Code.  However, the second job must be strictly separated from your job with us and must not interfere with your ability to devote the time and effort needed to fulfill your duties to us as our employee.  You cannot engage in any outside activity that causes competition with us or provides assistance to our competitors or other parties (such as suppliers) with whom we regularly do business. Outside activities that embarrass or discredit the Company should be strictly avoided. Outside work may never be done on Company time and must not involve the use of our supplies or equipment. Additionally, you should not attempt to sell services or products from your second job to the Company.

Before engaging in a second line of work, you are required to obtain written approval from your supervisor and the Company’s Compliance Officer of your plans to confirm that the proposed activity is not contrary to our best interests.  Please contact our Company’s Compliance Officer or HR Manager for more information about our policies concerning outside employment. See also our "Outside Employment" policy.

Additionally, please be aware that your private activities, outside of Company activities, work and/or locations, may impact the Company or its employees, officers, and/or directors and may be a violation of your duty of loyalty or your fiduciary duties, if applicable, and/or your general work responsibilities.  Therefore, to the extent not prohibited by law, the Company may consider, in its sole discretion, whether your off-site and/or after-work activities or conduct violate any Company policies or the duties you owe the Company and/or your co-workers.  If the Company so determines, you may be subject to discipline, up to and including termination.

Service on Boards

No employee or officer of the Company may serve as a director (including in an advisory board position) or officer (paid or otherwise) of any corporation, other than with Contango Oil & Gas Company or one of its subsidiaries, without the prior written approval of the Company’s Compliance Officer.

This rule does not apply to charitable, civic, religious, public, political or social organizations whose activities do not conflict with the interests of the Company and do not impose excessive demands on an employee's or officer's time.

Business Opportunities

Business opportunities relate to the business we are in and the activities we typically pursue that arise during the course of your employment or through the use of our property or information belonging to us.  Employees, officers and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of company property, information or position; (b) using company property, information or position for personal gain; (c) competing with the Company; and (c) directing such business opportunities to competitors or other third parties with whom you are affiliated. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

Loans

Unlawful extensions of credit by the Company in the form of personal loans to executive officers and/or directors are prohibited. Personal loans to non-executives are discouraged, but may be approved on a case-by-case basis by the Company’s Compliance Officer.

Gifts and Entertainment

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain an unfair advantage with customers or suppliers. No gifts, services, discounts on purchases or entertainment should be offered, given, provided or accepted by any employee, including contract or temporary, officer or director or any family member thereof (if the family member receives the gift in connection with the employee’s Company affiliation), unless it meets all of the following criteria:

•	Is not a cash gift;

•	Is consistent with customary business practices appropriate for the level of the employee;

•
Is not excessive in value, meaning it does not have a cash value greater than $100 in the case of a tangible gift or $250 in the case of an entertainment event, unless such gift or entertainment is pre-approved in writing by a Senior Vice President or above;

•	Cannot be construed as a bribe or payoff;

•	Happens only occasionally;

•	Is not part of a frequent buyer or reward program, which provides gifts directly related to the achievement of a certain level of business;

•	Will not make you feel obligated to repay the donor with corporate business;

•	Will not embarrass the Company if publicly disclosed;

•	Does not violate any law or regulation;

•	The gift was not solicited; and

•	There is a valid business purpose involved.

Examples of acceptable gifts include, but are not limited to, food items, flowers, transaction mementos (such as Lucite commemorative blocks). Where possible, if a gift of food, for example, is offered by a vendor, such gift should be consistent with the above policy, and should be shared with as many employees as possible. You may accept novelty or promotional items or modest gifts related to commonly recognized occasions, such as a promotion, holiday, wedding or retirement.

Examples of acceptable entertainment events include, but are not limited to, meals, sporting and outdoors events, theater arts and concert events, all of which have a face value of less than $250 per person.  If you are asked to attend an overnight event, a representative of the giver’s company must be present at the event. In the case where such an event has a value greater than $250, attendance at such event must be pre-cleared in writing by a Senior Vice President or above. Before providing such pre-clearance, the Senior Vice President or above should consider the existing or proposed business relationship with the affected party, and whether or not attendance at the event is likely to put the Company’s future interests in jeopardy due to the appearance of a potential conflict of interest or implied/expected levels of business in the future.

Under no circumstances can any bribe, kickback, or illegal payment or gift of cash or cash equivalents be made or accepted.  Also, special rules apply when dealing with government employees.  These are discussed in this Code under “Compliance with Laws – Anticorruption Laws.”

If you have questions about whether a gift or other benefit is permissible, contact the Company’s Compliance Officer.

Fair Dealing

We have built a reputation as a trustworthy and ethical member of our community and our industry and we are committed to maintaining the highest levels of integrity and fairness within our Company.  When we fail to negotiate, perform or market in good faith, we may seriously damage our reputation and lose the loyalty of our customers, suppliers, employees, etc. Each employee, officer and director is expected to conduct business honestly and fairly and not take unfair advantage of anyone through any misrepresentation of material facts, manipulation, concealment, abuse of privileged information, fraud or other unfair business practice.

Securities Laws and Insider Trading

Because we are a public company, we are subject to a number of laws concerning the purchase and sale of our stock and other publicly traded securities.  Regardless of your position with us, if you are aware of what is known as “material inside information” regarding our Company, business, affairs or prospects, you may not disclose that information to anyone outside our Company, and you are not allowed to buy or sell our stock or other publicly-traded securities until the material inside information is known not only by individuals within our Company, but also by the general public.  The improper use of material inside information is known as “insider trading.”  Insider trading is a criminal offense and is strictly prohibited.

“Material inside information” is any information concerning the Company that is not available to the general public and which an investor would likely consider to be important in making a decision whether to buy, sell or hold Company stock or other securities.  A good rule of thumb to determine whether information about the Company is material inside information is whether or not the release of that information to the public would have an effect on the price of Company stock.  Examples of material inside information include information concerning earnings estimates, changes in previously released earnings estimates, a pending stock split, dividend changes, significant merger, acquisition or disposition proposals, major litigation, the loss or acquisition of a major contract and major changes in our management.  Material inside information is no longer deemed “inside” information once it is publicly disclosed and the market has had sufficient time to absorb the information.  Examples of effective public disclosure are the filing of such inside information with the Securities and Exchange Commission, or the printing of such information in The Wall Street Journal or other publications of general circulation, in each case giving the investing public a fair amount of time to absorb and understand our disclosures.

In addition to being prohibited from buying or selling our stock or other publicly-traded securities when you are in possession of material inside information, you are also prohibited from disclosing such information to anyone else (including friends and family members) in order to enable them to trade on the information.  In addition, if you acquire material inside information about another company due to your relationship with the Company, you may not buy or sell that other company’s stock or other securities until such information is publicly disclosed and sufficiently disseminated into the marketplace.

The following are general guidelines to help you comply with our insider trading policy:

•	Do not share material inside information with people within our Company whose jobs do not require them to have the information.

•
Do not disclose any non-public information, material or otherwise, concerning the Company to anyone outside our Company unless required as part of your duties and the person receiving the information has a reason to know the information for Company business purposes.

•
If you have material inside information regarding the Company, or regarding any other publicly traded company that you obtained from your employment or relationship with us, you must not buy or sell, or advise anyone else to buy or sell, our securities or that other company’s securities, until such information is publicly disclosed and sufficiently disseminated into the marketplace.

Penalties for trading on or communicating material inside information are severe.  If you are found guilty of an insider trading violation, you can be subject to civil and even criminal liability.  In addition to being illegal, we believe that insider trading is unethical and will be dealt with firmly, which may include terminating your employment with us and reporting violations to appropriate authorities.

For more information about our policies concerning the securities laws, you should refer to our more detailed Insider Trading policies. Our directors, executive officers and certain other designated employees should not buy or sell any Company securities without first consulting the Company’s Compliance Officer. These policies are available from our Compliance Officer.  If you have any questions concerning the securities laws or about our policies with regard to those laws, or regarding the correct ethical and legal action to take in a situation involving material inside information, please contact the Company’s Compliance Officer or its legal counsel.

Responding to Inquiries from the Media and Others

Our Company is subject to laws that govern the timing of our disclosures of material information to the public and others.  Only certain designated employees may discuss our Company with the news media, securities analysts and investors.  All inquiries from outsiders regarding financial or other information about the Company should be referred to the Company’s Compliance Officer.

Political Activity

We will fully comply with all political contribution laws.  Our funds may not be used for contributions of any kind to any political party or committee or to any candidate or holder of any government position (national, state or local) unless such contribution is permitted by law and complies with our Company policy. Please contact the Company’s Compliance Officer to determine whether a specific Company contribution is permitted.

It is against our policy for you to lobby other employees on behalf of a political candidate during working hours in working areas.  It is also against our policy to reimburse an employee for any political contributions or expenditures. Outside of actual working hours, you are free to participate in political campaigns on behalf of candidates or issues of your choosing, as well as make personal political contributions.

Safeguarding Corporate Assets

We have a responsibility to protect Company assets entrusted to us from loss, theft, misuse and waste.  Company assets and funds may be used only for business purposes and may never be used for illegal purposes.  Incidental personal local use of telephones, fax machines, copy machines, personal computers, e-mail and similar equipment is generally allowed if it is occasional, there is no significant added cost to us, it does not interfere with your work responsibilities, complies with all Company policies, and is not related to an illegal activity or outside business.  If you become aware of theft, waste or misuse of our assets or funds or have any questions about your proper use of them, you should speak immediately with the Company’s Compliance Officer or contact the Contango Oil & Gas Company toll-free helpline at 877-869-7210.

It is also important that you protect the confidentiality of Company information.  Confidential, trade secret or proprietary information ("Confidential Data") includes all information that is not generally known to the public and is helpful to the Company, or would be helpful to competitors.  Confidential Data should be marked accordingly, kept secure and access limited to those who have a need to know in order to do their jobs.  The Company permits you access to its Confidential Data and entrusts you with that Confidential Data in return for your expected diligent work to maintain those confidences.  You have a legal duty to the Company to protect all Confidential Data, even after your employment with Company ends.

Our business relations are built on trust, and our customers and suppliers count on that trust.  If you learn information from them that is not otherwise public, you should keep that information confidential also.

We must all be sensitive to the impact of comments made to the media or over the Internet through, for example, electronic or other letters, email, blogs, social media postings (Facebook, Twitter, for example) and public forums such as chat rooms and bulletin boards.  In all media or Internet communications of any kind , you may not post or disclose any information about the Company and our products, stock performance, operational strategies, financial results, customers or competitors, even in response to a false statement or question. You also may not transmit material, confidential Company information through any media source or over the Internet (in any manner) without prior approval of the Company’s Compliance Officer. This applies whether you are at work or away from the office.

Please note that the Company owns all e-mail messages that are generated and/or maintained or stored on, sent from, or received through the Company’s Systems (as defined in the "Use of Communication and Computing Systems" policy).  Employees have no reasonable expectation of privacy in any of the Company Systems. We may monitor your messages and may be required to disclose them in the case of litigation or governmental inquiry.

Finally, please note that this policy, as with all Company policies, is not intended to prohibit either (a) any disclosure obligation an employee may have by law or subpoena, or (b) any right that employees may have to discuss or review with, and/or maintain appropriate data about, other employees that may be required for work, authorized by the Company or a particular employee (with a right to do so), and/or permitted by law. The Company recognizes that employees have certain rights of discourse among themselves, which this policy is not intended to address or interfere with. The purpose of this policy is straightforward: The Company is seeking in connection with the Internet and all media sources (1) to protect its confidential data, (2) to abide by all business conduct and ethical rules and regulations, (3) to retain its competitive advantage, and (4) to speak with one voice as to its products, services, stock, and finances.

Equal Employment Opportunity and Anti-Harassment

We are committed to providing equal employment opportunities for all our employees and job applicants. To that end, the Company has policies directed to promoting those opportunities and preventing discrimination and harassment in the work place.  Those policies provide that the Company will investigate any complaints related to these issues and take the appropriate steps necessary, if any, to remediate the situation and discipline any persons whom the Company determines, in its sole discretion, have violated the policy, if warranted. Retaliation against persons asserting in good faith any complaints, questions, or concerns related to these issues is forbidden.  As an employee of Company, you are expected to follow these policies and report any violations of those policies.

Health, Safety and the Environment

We are committed to providing safe and healthy working conditions by following all occupational health and safety laws governing our activities.

We believe that management and each and every employee have a shared responsibility in the promotion of health and safety in the workplace.  You should follow all safety laws and regulations, as well as Company safety policies and procedures.  You should immediately report any accident, injury or unsafe equipment, practices or conditions.

You also have an obligation to carry out Company activities in ways that preserve and promote a clean, safe, and healthy environment.  You must strictly comply with the letter and spirit of applicable environmental laws and the public policies they represent.

The consequences of failing to adhere to environmental laws and policies can be serious.  Our Company, as well as individuals, may be liable not only for the costs of cleaning up pollution, but also for significant civil and criminal penalties.  You should make every effort to prevent violations from occurring and report any violations to your immediate supervisor, the HR Manager, or the Company’s Compliance Officer.

Accuracy of Company Records

All information you record or report on our behalf, whether for our purposes or for third parties, must be done accurately and honestly.  All of our records (including accounts and financial statements) must be maintained in reasonable and appropriate detail, must be kept in a timely fashion, and must appropriately reflect our transactions.  Falsifying records and/or keeping unrecorded funds and assets is a severe offense and may result in prosecution or loss of employment.  When a payment is made, it can only be used for the purpose spelled out in the supporting document.

Information derived from our records is provided to our shareholders and investors as well as government agencies.  Thus, our accounting records must conform not only to our internal control and disclosure procedures but also to generally accepted accounting principles and other laws and regulations, such as those of the Internal Revenue Service and the Securities and Exchange Commission. Our public communications and the reports we file with the Securities and Exchange Commission and other government agencies should contain information that is full, fair, accurate, timely and understandable in light of the circumstances surrounding disclosure.

Our internal and external auditing functions help ensure that our financial books, records and accounts are accurate.  Therefore, you should provide our accounting department, internal auditing staff, audit committee and independent public accountants with all pertinent information that they may request.  We encourage open lines of communication with our audit committee, accountants and auditors and require that all our personnel cooperate with them to the maximum extent possible.  It is unlawful for you to fraudulently influence, induce, coerce, manipulate or mislead our independent public accountants for the purpose of making our financial statements misleading.

If you are unsure about the accounting treatment of a transaction or believe that a transaction has been improperly recorded or you otherwise have a concern or complaint regarding an accounting matter, our internal accounting controls, or an audit matter, you should confer with your immediate supervisor, the Company’s Compliance Officer, or contact the Contango Oil & Gas Company toll-free Helpline at 877-869-7210.

Record Retention

Our records should be retained or discarded in accordance with our record retention policies and all applicable laws and regulations.  From time to time the Company is involved in legal proceedings that may require us to make some of our records available to third parties.  Our legal counsel will assist us in releasing appropriate information to third parties and provide you (or your immediate supervisor) with specific instructions.  It is a crime to alter, destroy, modify or conceal documentation or other objects that are relevant to a government investigation or otherwise obstruct, influence or impede an official proceeding.  The law applies equally to all of our records, including formal reports and electronic documents or files, as well as informal data such as e-mail, expense reports and internal memos.  If the existence of a subpoena or a pending government investigation is known or reported to you, you should immediately contact the Company’s Compliance Officer and you must refrain from destruction of any documents and must retain all records that may pertain to the investigation or be responsive to the subpoena.

Administration of the Code

Distribution

All of our directors, officers and employees will receive a copy of this Code when they join our Company. Updates of the Code will also be distributed to all directors, officers and employees.

Role of Supervisors and Officers

Supervisors and officers have important roles under this Code and are expected to demonstrate their personal commitment to this Code by fostering a workplace environment that promotes compliance with the Code and by ensuring that they themselves, as well as the employees under their supervision, participate in our Company’s compliance training programs.

Reporting Violations

Any employee, officer or director who is concerned a violation of this Code or other illegal or unethical activities conducted by employees, officers, or directors of the Company have occurred or may occur should contact the Company’s Compliance Officer. If the party making the report does not believe it appropriate or is not comfortable approaching the Company’s Compliance Officer with a concern or complaint, the party may contact either the General Counsel of the Company or the HR Manager. In addition, the Company has set up a toll-free number (Helpline) and website, where you may report unethical, illegal, unsafe behavior, and/or accounting irregularities in a confidential and/or anonymous manner. See also the "Whistleblower Hotline” section of this policy. That contact data is as follows:

Whistleblower Helpline: 877-869-7210 or http://www.reportlineweb.com/contango

We prefer that you give your identity when reporting violations to allow the Company to contact you in the event further information is needed to pursue an investigation; your identity will be maintained in confidence to the extent practicable under the circumstances and consistent with enforcing this Code. In addition, the Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers, or directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct. However, you may anonymously report violations as provided for herein if you so choose.

Investigations

We will initiate a prompt investigation following any credible indication that a breach of this Code or illegal or unethical conduct may have occurred. While employees should not conduct an investigation on their own (unless requested by the Company Compliance Officer or our legal counsel), all such persons must cooperate fully in any Company investigation. We will also initiate appropriate corrective action as we deem necessary, which may include notifying appropriate authorities.

Disciplinary Action

If an employee violates any provision of this Code; he or she may be subject to disciplinary action, up to and including involuntary termination of employment. Please be aware that we may seek civil remedies against you, and, if your violation results in monetary loss to us, you may be required to reimburse us for that loss.  If you are involved in a violation, the fact that you reported the violation, together with the degree of cooperation displayed by you and whether the violation is intentional or unintentional, will be given consideration in our investigation and any resulting disciplinary or other action we may pursue. Please note that civil litigation and/or criminal prosecution are separate measures that may be pursued apart from any disciplinary action, and they are measures that third parties, such as the government, may pursue on its own, apart from what action, if any, the Company determines appropriate.

No Retaliation

We will not retaliate against anyone who, in good faith, notifies us of a possible violation of law or this Code, nor will we tolerate any harassment or intimidation of any employee who reports a suspected violation. In addition, there are federal “whistleblower” laws that are designed to protect employees from discrimination or harassment for providing information to us or governmental authorities, under certain circumstances, with respect to certain laws such as those governing workplace safety, the environment, securities fraud and federal law relating to fraud against shareholders. Additionally, the Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

Approvals

Approvals required under this Code should be documented.

Waivers

Any request for a waiver of this Code must be submitted in writing to the Company’s Compliance Officer who has authority to decide whether to grant a waiver.  However, a waiver of any provision of this Code for a director or an executive officer (SVP and above) must be approved by our Board of Directors or its designated committee and will be promptly disclosed to the extent required by law or regulation.

Certifications

All new employees must sign a certificate confirming that they have read and understand this Code. We will also require an annual certification of compliance with the Code by all officers with the title of Vice President and above as well as all directors. However, failure to read the Code or sign a confirmation certificate does not excuse you from compliance with the Code.

Asking for Help and Reporting Concerns

We take this Code seriously and consider its enforcement to be among our highest priorities, but we also acknowledge that it is sometimes difficult to know right from wrong.  That is why we encourage open communication. When in doubt, ask. Whenever you have a question or concern, are unsure about what the appropriate course of action is, if you believe that a violation of the law or this Code has occurred, or if you have concerns or complaints about accounting or audit matters or our internal accounting controls:

•
You should talk with your immediate supervisor. He or she may have the information you need, or may be able to refer the matter to an appropriate source, including legal counsel as circumstances warrant.

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If you are uncomfortable talking with your immediate supervisor, you may also contact any manager in our Company with whom you feel comfortable, the Company’s General Counsel, the HR Manager, or the Company’s Compliance Officer.

•	You can contact the Contango Oil & Gas Company Helpline at 877-869-7210 and submit a concern or complaint, either identified or anonymous.

Whistleblower Hotline

The Company's Board of Directors and Management Team are committed to fostering a culture of corporate compliance, ethical behavior and good corporate governance. In order to further that commitment, employees, officers and directors who are concerned that this Code has been violated or that other illegal or unethical conduct by employees, officers or directors of the Company has occurred or may occur including, but not limited to, financial losses, reduced morale, and potential liability, are expected to report such violations.

The Whistleblower Policy is designed to give each employee the resources and the encouragement to make the Company more ethical, and more successful, by reorganizing and confidentially and/or anonymously reporting inappropriate behavior to management through the use of the Helpline.

While going to your supervisor is the most effective way to speak up, we realize it is not always possible or appropriate. Therefore, we have arranged, with an independent company called “The Network,” to provide a special toll-free number for those who want to speak up, and prefer to remain anonymous. Once reported, your concerns will be communicated to the Company’s Compliance Officer, General Counsel, HR Manager, the Company’s Audit Committee and Board, and appropriate action will be determined. This service is available 24 hours a day, 7 days a week, and enables you to communicate concerns to the management without fear of retaliation.

It takes teamwork to protect our Company against unethical, illegal or unsafe acts. No one can do the job alone, and each of you can do your part. It is your choice to speak up, and ensure that our Company continues to be a better, more successful, place to work.

The Network, Inc. provides our Hotline Service. Contango’s toll-free number is 877-869-7210.

Confirmation Certificate

I, ___________________________________have received and read a copy of the Code of Business Conduct and Ethics, understand all of its terms and agree to be bound by the provisions contained therein. I further acknowledge that I should follow the compliance procedures described in the Code if I have any questions or concerns.

I acknowledge and understand all provisions in this Code and that any unauthorized or prohibited activity or violation of this Code, or any other Company-promulgated rule, is subject to disciplinary action, up to and including involuntary termination of employment.

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Employee Signature

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Printed Name

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